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                      Prudential California Municipal Fund
                        Prudential Municipal Series Fund
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       Supplement dated April 30, 2002 to the prospectuses and statements of additional information (each and SAI) dated November 1, 2001

   The Board of Trustees of Prudential California Municipal Fund and Prudential Municipal Series Fund have recently approved, on behalf of each of their respective Series, a fundamental policy to invest, under normal circumstances, at least 80% of the assets of each Series in obligations issued by the state identified in the Series' name, or by a municipality located in that state, or the obligations of other issuers that pay interest income that is exempt from taxes imposed by such state or subdivisions of that state.

   The information in this Supplement relates to and supersedes any contrary information that may be contained in the prospectuses and SAIs of the Funds indicated below.

Fund Name
Prudential California Municipal Fund
   California Income Series
   California Money Market Series
   California Series

Prudential Municipal Series Fund
   Florida Series
   New Jersey Money Market Series
   New Jersey Series
   New York Money Market Series
   New York Series
   Pennsylvania Series
MF2002C4